Exhibit 99.2

Item 4. Description of the due diligence performed

GRC Certification of Services Performed

September 30, 2016

Reference is made to that certain Loan Agreement dated as of September 30, 2016 (the “Loan Agreement”), by and between HOME SFR Borrower, LLC (“Borrower”), MSR Lender LLC, a Delaware limited liability company, as Agent and the Lender as provided in Section 10.1 of the Loan Agreement (as defined below), MSR I, L.P., a Delaware limited partnership, as a Lender and MSR II, L.P., a Delaware limited partnership, as a Lender (MSR Lender LLC, MSR I, L.P. together with MSR II, L.P., in such capacity and together with any successors and/or assigns in such capacity, collectively, the “Client”). Capitalized terms used herein without definition have the respective meanings ascribed thereto in the Loan Agreement.

I do hereby certify to Borrower and Client, to the best of my knowledge and belief, that GRC has completed the services ordered by Client under the Amended and Restated Evaluation Services Agreement dated September 14, 2016, as amended, supplemented or otherwise modified from time to time (the “Evaluation Services Agreement”), between GRC and Client, in connection with the borrowing of the Loan for the Properties (the “Properties”) contained in the data tape entitled “Securitization Tape Summary EXTERNAL 7.31.16 vF20 (2)” dated as of July 31, 2016 (the “Data Tape”). Furthermore:

1.	GRC has reviewed the Lease for each Property provided by Client and has determined that (a) each such Lease has been executed by the applicable Tenant, (b) the monthly rental payment under each such Lease and the Lease commencement and expiration dates match the information included in the Data Tape and (c) all Section 8 Leases are correctly reported on the Data Tape.

2.	GRC has reviewed the Data Tape and, based on a review of the broker price opinions or appraisals, as applicable, GRC has verified that the values presented on the Data Tape correspond to the values and dates found on the broker price opinions or appraisals, as applicable.

3.	GRC has reviewed the Data Tape, which indicates which Properties have or do not have an active homeowner’s, condominium, or other common-interest community association (“HOA”) and has confirmed, based on, among other things, including title review and that certain Certification of Services Performed provided by Westcor Land Title Insurance Co. dated on or about the date hereof (the “Westcor Title Certification”), that the data provided by Borrower on the Data Tape is correctly reported except as otherwise set forth in the Westcor Title Certification.

4.	GRC has reviewed the purchase documentation provided by the Borrower for each Property in order to compare the purchase price provided in the purchase documents against the purchase price field included in the Data Tape. GRC has verified the correct values on the Data Tape.

5.	GRC has reviewed the renovation costs by category for each Property that appears on the general ledger of the Rehab Spend GL Details - All Properties (1)” as provided to GRC on September 16, 2016 and tied out such costs with the Data Tape.

6.	With respect to a sample of 100 of the Properties, GRC has reviewed the renovation expense data fields in the Data Tape and the related purchase orders, change orders and similar evidence provided by the Borrower for each such Property for items comprising the types of renovation expenses in the data fields (unless the expenses are less than $1,500) and compare such evidence to actual renovation data fields in the Data Tape. GRC has verified that the values for such renovation data fields are correct in the Data Tape for such sample of Properties.

[Signature Page Follows]

GRC DILIGENCE CERTIFICATE

IN WITNESS WHEREOF, the undersigned has caused this certificate to be executed as of the date set forth above.

GREEN RIVER CAPITAL, LLC

By:	/s/ Richard Lundbeck
Name: Richard Lundbeck
Title: Vice President

Date: September 30, 2016

GRC DILIGENCE CERTIFICATE